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SEC File Nos. 033-36962, 811-06175, 033-08865, 811-04847


                                 MAINSTAY FUNDS

                     Supplement dated July 29, 2005 to the
                         Prospectus dated March 1, 2005


     This Supplement updates certain information contained in the above-dated Prospectus ("Prospectus") of the MainStay Funds that are series of either
Eclipse Funds Inc. ("Company") or Eclipse Funds ("Trust").   You may obtain a
copy of the Prospectus or the Funds' Statement of Additional Information free of charge, upon request, by calling toll-free 1-800-MAINSTAY (1-800-624-6782), by visiting the Funds' website at www.mainstayfunds.com, or by writing to NYLIFE Distributors LLC, attn: MainStay Marketing Dept., 169 Lackawanna Avenue, Parsippany, New Jersey 07054.


1. The following disclosure relating to the MainStay Indexed Bond Fund is added to page 34 as the second paragraph under "Principal Investment Strategies":

           "The Fund may invest in dollar rolls. A dollar roll is a transaction in which a Fund sells securities from its portfolio to a counter party from whom it simultaneously agrees to by a similar security on a delayed delivery basis. The Fund will maintain a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price, including accrued interest. Dollar roll transactions involve certain risks, including the risk that the securities returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counter party."


2. The section entitled "Portfolio Holdings Information" on page 86 of the Prospectus is replaced in its entirety as follows:

          "A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities holdings is available in the Funds' Statement of Additional Information. MainStay Funds publish quarterly a list of each Fund's ten largest holdings and publish monthly a complete schedule of the Fund's portfolio holdings on the internet at www.mainstayfunds.com. You may also obtain this information by calling toll-free 1-800-MAINSTAY (1-800-624-6782). Disclosure of the portfolio holdings is provided monthly approximately 30 days after the end of the reported month. In addition, disclosure of the Funds' holdings is made quarterly approximately 15 days after the end of each calendar quarter.
     The Funds' quarterly holdings information is also provided in the Annual Report and the Semi-Annual Report to Fund shareholders and in the quarterly holdings report to the SEC on Form N-Q."


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1 The series of the Company and the Trust may be referred to individually as a "Fund," and collectively as the "Funds."
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3.  The following disclosure is added to the section entitled "Know With Whom
You're Investing", on page 90 as the last paragraph in the section beginning "Who Runs the Funds Day-to-Day Business" as follows:

          Effective July 1, 2005, pursuant to an agreement with New York Life Investment Management LLC ("NYLIM"), Investors Bank & Trust Company, 200 Clarendon Street, P.O. Box 9130, Boston, Massachusetts, 02117 ("IBT") provides sub-administration and sub-accounting services for the Asset Manager, Balanced and Floating Rate Funds. These services include calculating daily net asset values of the Funds, maintaining general ledger and sub-ledger accounts for the calculation of the Funds' respective net asset value, and assisting NYLIM in conducting various aspects of the Funds' administrative operations. For providing these services to the Funds, IBT is compensated by NYLIM. Effective August 1, 2005, IBT is expected to provide the remaining Funds with sub-administration and sub-accounting services.



          - PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE -





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